Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus,

each dated February 1, 2016, as supplemented February 29, 2016 with respect to

Thrivent Partner Worldwide Allocation Fund

Dennis Suvorov is no longer a portfolio manager for Thrivent Partner Worldwide Allocation Fund. As a result, all references to Mr. Suvorov are hereby removed from the prospectuses of the Thrivent Mutual Funds.

The date of this Supplement is June 28, 2016.

Please include this Supplement with your Prospectus.

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